Registration Nos. 333-62298; 811-10401
Filed pursuant to Rule 497(e)

Supplement dated March 30, 2017
to the
Statement of Additional Information dated January 1, 2017
for Jensen Quality Value Fund,
a series of Trust for Professional Managers

Effective February 28, 2017, David G. Mertens retired from service as an officer and director of Jensen Investment Management, Inc., the investment adviser to the Jensen Quality Value Fund.

Accordingly, all references to David G. Mertens in the SAI are hereby removed.

Please retain this supplement with your Statement of Additional Information.